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Exhibit 99.1

Contacts:
Lippert/Heilshorn & Associates Ina McGuinness (imcguinness@lhai.com) Bruce Voss (bvoss@lhai.com) (310) 691-7100	Quidel Corporation Paul E. Landers Senior Vice President & CFO (858) 552-7962

QUIDEL STREAMLINES STRUCTURE OF EXECUTIVE TEAM

        SAN DIEGO, Calif. (March 27, 2003)—Quidel Corporation (NASDAQ NMS: QDEL), a leading provider of rapid point-of-care (POC) diagnostic tests, today announced a streamlining of the Company's executive leadership structure, effective immediately, including the following:

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  The number of positions reporting directly to President and Chief Executive Officer S. Wayne Kay has been reduced to six from nine previously, and now includes finance and administration, technology and business development, global sales and marketing, regulatory/clinical/quality, global manufacturing and human resources.

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  Paul E. Landers has been promoted to Senior Vice President, Finance and Administration, Chief Financial Officer, from his prior position of Vice President, Chief Financial Officer; among functions now reporting to Mr. Landers is Global Information Technology.

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  Mark E. Paiz is now Senior Vice President, Technology and Business Development, from his prior position of Senior Vice President, Supply Chain Management and Business Development; among those reporting to Mr. Paiz are Paul C. Lambotte, Ph.D., now Vice President, San Diego R&D, and John D. Tamerius, Ph.D., newly named Vice President, LTF R&D.

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  William J. Elliott has resigned from his position as Executive Vice President, Global Commercial and Business Development, and the Company has begun the search process for an executive with global sales and marketing responsibilities.

        "These structural changes have been implemented to ensure greater efficiency in all executive activities at Quidel, and to focus human capital in the areas that are key to meeting our financial and strategic objectives," commented Mr. Kay. "Our future success involves growing sales through market share gains, launching new and improved products and introducing products into additional geographies, as well as improving margins through proprietary, superior technologies and manufacturing efficiencies. I am confident that the structure of our executive leadership is now well-suited for achieving this success."

About Quidel

        Quidel Corporation, a worldwide company helping women and their families live healthy lives, discovers, develops, manufactures and markets rapid point-of-care diagnostic tests for detection of medical conditions and illnesses. These products provide accurate, rapid and cost-effective diagnostic information for acute and chronic conditions associated with women's health in areas such as reproduction and diseases of the elderly. Quidel also provides point-of-care diagnostics for infectious diseases, including influenza A and B, Strep throat, H. pylori infection, chlamydia, infectious mononucleosis and infectious vaginitis. Quidel's products are sold to healthcare professionals for use in physician offices, clinical laboratories and pharmacies, and to consumers through organizations that provide private label, store brand products. These tests provide diagnostic information that enables rapid treatment and improves health outcomes, lowers costs and increases patient satisfaction. For more information, please visit Quidel's Web site at www.quidel.com.

        This press release contains forward-looking statements within the meaning of the federal securities laws. Such forward looking statements are based on current expectations and involve material risks and uncertainties, including possible events or factors that could affect our future financial results and performance, such that our actual results and performance may differ materially. As such, no forward-looking statement can be guaranteed. Differences in operating results may arise as a result of a number of factors including, without limitation, seasonality, adverse changes in the competitive and economic conditions in domestic and international markets, actions of our major distributors, manufacturing and production delays or difficulties, adverse actions or delays in product reviews by the FDA and the lower acceptance of our new products than forecast. Forward-looking statements typically are identified by the use of terms such as "may," "will," "should," "might," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. The risks described under "Risk Factors" and in other sections of our most recent report on Form 10-K and in other reports and registration statements that we file with the SEC from time to time should be carefully considered. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date of this presentation. We undertake no obligation to publicly release the results of any revision of the forward-looking statements.

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  Exhibit 99.1